Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 28, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$8,487,311
Unrealized Gain (Loss) on Market Value of Commodity Futures	5,040,044
Dividend Income	1,396
Interest Income	574
ETF Transaction Fees	1,750
Total Income (Loss)	$13,531,075

Expenses
Management Fees	$98,418
Professional Fees	14,023
Brokerage Commissions	9,982
Directors' Fees and insurance	2,411
Total Expenses	$124,834
Net Income (Loss)	$13,406,241

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/21	$146,848,372
Additions (550,000 Shares)	19,810,385
Withdrawals (250,000 Shares)	(9,350,830)
Net Income (Loss)	13,406,241

Net Asset Value End of Month	$170,714,168
Net Asset Value Per Share (4,700,000 Shares)	$36.32

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 28, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,431,337
Unrealized Gain (Loss) on Market Value of Commodity Futures	11,931,537
Dividend Income	984
Interest Income	575
ETF Transaction Fees	5,600
Total Income (Loss)	$15,370,033

Expenses
Management Fees	$59,749
Professional Fees	9,612
Brokerage Commissions	3,925
Directors' Fees and insurance	2,183
Total Expenses	75,469
Expense Waiver	(1,932)
Net Expenses	$73,537
Net Income (Loss)	$15,296,496

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/21	$98,620,390
Additions (2,600,000 Shares)	64,571,140
Withdrawals (250,000 Shares)	(5,810,287)
Net Income (Loss)	15,296,496

Net Asset Value End of Month	$172,677,739
Net Asset Value Per Share (6,850,000 Shares)	$25.21

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 28, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$11,918,648
Unrealized Gain (Loss) on Market Value of Commodity Futures	16,971,581
Dividend Income	2,380
Interest Income	1,149
ETF Transaction Fees	7,350
Total Income (Loss)	$28,901,108

Expenses
Management Fees	$158,167
Professional Fees	23,635
Brokerage Commissions	13,907
Directors' Fees and insurance	4,594
Total Expenses	200,303
Expense Waiver	(1,932)
Net Expenses	$198,371
Net Income (Loss)	$28,702,737

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/21	$245,468,762
Additions (3,150,000 Shares)	84,381,525
Withdrawals (500,000 Shares)	(15,161,117)
Net Income (Loss)	28,702,737

Net Asset Value End of Month	$343,391,907

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596